UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01899

BNY Mellon Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/28(9)
Date of reporting period:	08/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Research Growth Fund, Inc.

SEMI-ANNUAL REPORT August 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	29
Liquidity Risk Management Program	36

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2023, through August 31, 2023, as provided by Karen Behr and John R. Porter, Portfolio Managers at Newton Investment Management North America, LLC (NIMNA), sub-adviser.

Market and Fund Performance Overview

For the six-month period ended August 31, 2023, BNY Mellon Research Growth Fund, Inc.’s (the “fund”) Class A shares produced a total return of 20.98%, Class C shares returned 20.55%, Class I shares returned 21.19%, Class Y shares returned 21.11% and Class Z shares returned 21.10%.1 In comparison, the fund’s benchmark, the Russell 1000® Growth Index (the “Index”), produced a total return of 23.46% over the same period.2

Stocks gained ground as inflation continued to ease, and investors began to anticipate the end to the Federal Reserve’s (the “Fed”) monetary tightening policy. The fund lagged the Index, largely due to unfavorable security selections in the materials and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund may invest up to 25% of its assets in foreign securities.

The fund’s investments are selected through a collaborative process between the fund’s portfolio managers and the global research analysts at Newton Investment Management North America, LLC, the fund’s sub-adviser, with each analyst responsible for generating investment ideas across their domain expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. At the same time, ideas can emanate from the portfolio managers who then leverage the expertise of the domain experts. The fund invests in those companies in which the portfolio managers have identified a strong near-term catalyst for earnings growth or share price appreciation.

The fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Lower Inflation and a Slower Pace of Rate Hikes Were Supportive

The dominant theme during the reporting period continued to be easing inflation and the anticipated end to the Fed’s monetary tightening policy. The emergence of the artificial intelligence (“AI”) theme also provided markets with support.

Inflation data showed that pricing pressures continued to slow from their peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The first quarter 2023 earnings season reflected a corporate spending pullback and a focus on optimization and trimming labor costs. But the effect of the banking crisis that emerged in February 2023 waned during the period.

In May 2023, Congress reached an apparent standoff in the debate over the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

Late in the period, the market benefited from investors’ anticipation of the end to the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could experience a “soft landing” and avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Selections in Materials and Health Care Hindered Performance

The fund lagged the Index, primarily due to unfavorable selections in the materials and health care sectors. In materials, the fund’s position in Alcoa, an aluminum producer, was the primary detractor. The company’s financial results have suffered from global surpluses of aluminum and from a weaker-than-expected post-COVID-19 economic rebound in China. In health care, shares of Repligen Corp., a life sciences company, were a drag on relative returns. The fund had a large overweight, but shares remained relatively flat during the period. The fund’s position in Illumina, Inc., a genome sequencing firm, also hurt relative returns as investors became concerned about weak demand in the near term. DexCom, Inc., which makes glucose monitoring devices, also hampered relative returns. The success of new diabetes drugs has raised concerns about future demand for the company’s products.

On a more positive note, positions in three sectors contributed positively to performance. In the financials sector, the fund’s underweight of The Charles Schwab Corp. contributed positively, as in the wake of the regional bank crisis, shares were hurt by concerns about the company’s banking operations. A position in Ares Management Corp., an alternative asset manager, also contributed positively as shares rose 32%. In the industrials sector, a position in Uber Technologies, Inc., which rose 42%, was a leading contributor. Shares of Ingersoll Rand, Inc. contributed positively as well. The company posted strong results stemming from strong demand due to spending on the transition to sustainable energy. CoStar Group, Inc., which provides data to the real estate industry, also boosted performance. Concerns about certain parts of the real estate market have created strong demand for the company’s services. In the energy sector, a position in EQT, a leader in the natural gas industry in the U.S. was beneficial.

Economic Uncertainty Requires Flexibility

The current environment is presenting markets with a lack of clarity. The strength of the economy and whether the Fed will be able to achieve a “soft landing” is highly uncertain. Whether the Fed will continue to raise the federal funds rate or will pause remains an open question as does the timing of rate cuts. On the plus side, corporate earnings, while not robust, have been more resilient than expected. Higher interest rates will continue to impact earnings in the near future, however. Moreover, consumer spending will face headwinds as small businesses lose tax credits taken during the pandemic. The restart of student loan payments will also dampen consumer spending, as will relatively high energy prices. These concerns are confirmed by the continued inversion of the yield curve, which continues to point to a high likelihood of recession.

These market conditions mean that active management is a better strategy than buy-and-hold. We are favoring companies with “bulletproof” balance sheets and that need little in the way of new debt. In this environment, we believe it is essential to remain nimble to capitalize on conditions as they develop.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

September 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. It does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 30, 2024, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Research Growth Fund, Inc. from March 1, 2023 to August 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.67	$9.76	$4.34	$4.34	$4.61
Ending value (after expenses)	$1,209.80	$1,205.50	$1,211.90	$1,211.10	$1,211.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2023

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.18	$8.92	$3.96	$3.96	$4.22
Ending value (after expenses)	$1,020.01	$1,016.29	$1,021.22	$1,021.22	$1,020.96
†

Expenses are equal to the fund’s annualized expense ratio of 1.02% for Class A, 1.76% for Class C, .78% for Class I, .78% for Class Y and .83% for Class Z, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.7%
Capital Goods - 5.9%
AMETEK, Inc.	170,449		27,188,320
Howmet Aerospace, Inc.	219,330		10,850,255
Ingersoll Rand, Inc.	351,295		24,453,645
Trane Technologies PLC	118,663		24,356,767
			86,848,987
Commercial & Professional Services - 2.0%
Cintas Corp.	36,436		18,369,938
Waste Connections, Inc.	75,944		10,403,569
			28,773,507
Consumer Discretionary Distribution - 9.4%
Amazon.com, Inc.	811,692	[a]	112,021,613
Chewy, Inc., Cl. A	254,963	[a]	6,114,013
Farfetch Ltd., Cl. A	297,166	[a,b]	846,923
RH	30,326	[a,b]	11,074,752
Ross Stores, Inc.	59,863		7,291,912
			137,349,213
Consumer Durables & Apparel - .9%
Lululemon Athletica, Inc.	22,366	[a]	8,527,261
Peloton Interactive, Inc., Cl. A	838,308	[a]	5,348,405
			13,875,666
Consumer Services - 1.4%
Planet Fitness, Inc., Cl. A	158,652	[a]	9,646,042
Restaurant Brands International, Inc.	147,978	[b]	10,277,072
			19,923,114
Energy - 4.5%
EQT Corp.	866,447		37,447,839
Schlumberger NV	484,827		28,585,400
			66,033,239
Financial Services - 2.7%
Ares Management Corp., Cl. A	122,344		12,655,263
Block, Inc.	361,802	[a]	20,857,885
CME Group, Inc.	32,355		6,557,711
			40,070,859
Health Care Equipment & Services - 7.2%
Align Technology, Inc.	54,760	[a]	20,268,866
Boston Scientific Corp.	280,228	[a]	15,115,498
DexCom, Inc.	167,709	[a]	16,935,255
Edwards Lifesciences Corp.	226,092	[a]	17,289,255
Intuitive Surgical, Inc.	80,622	[a]	25,208,887
UnitedHealth Group, Inc.	20,956		9,987,211
			104,804,972

Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
Household & Personal Products - .8%
The Estee Lauder Companies, Inc., Cl. A	70,230		11,274,022
Insurance - .8%
Assurant, Inc.	79,684		11,102,372
Materials - 1.6%
Alcoa Corp.	478,495		14,393,129
CF Industries Holdings, Inc.	120,045		9,251,868
			23,644,997
Media & Entertainment - 9.6%
Alphabet, Inc., Cl. C	841,386	[a]	115,564,367
Netflix, Inc.	28,256	[a]	12,254,062
The Walt Disney Company	148,713	[a]	12,444,304
			140,262,733
Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
Alnylam Pharmaceuticals, Inc.	32,155	[a]	6,360,902
BioMarin Pharmaceutical, Inc.	107,263	[a]	9,801,693
Bio-Techne Corp.	149,225		11,699,240
Danaher Corp.	68,586		18,175,290
Eli Lilly & Co.	71,714		39,743,899
Horizon Therapeutics PLC	79,154	[a]	8,923,822
Illumina, Inc.	100,394	[a]	16,587,097
Repligen Corp.	69,439	[a]	12,076,137
Sarepta Therapeutics, Inc.	165,159	[a]	19,985,891
Zoetis, Inc.	57,351		10,925,939
			154,279,910
Real Estate Management & Development - 1.8%
CoStar Group, Inc.	328,265	[a]	26,914,447
Semiconductors & Semiconductor Equipment - 8.6%
Applied Materials, Inc.	157,524		24,063,366
NVIDIA Corp.	204,710		101,034,621
			125,097,987
Software & Services - 19.3%
Ansys, Inc.	68,874	[a]	21,961,852
Bill Holdings, Inc.	94,983	[a]	10,951,540
Dynatrace, Inc.	229,124	[a]	11,043,777
HubSpot, Inc.	48,046	[a]	26,258,100
Microsoft Corp.	364,988		119,628,467
Roper Technologies, Inc.	47,430		23,670,416
Shopify, Inc., Cl. A	513,846	[a]	34,165,621
Snowflake, Inc., Cl. A	83,360	[a]	13,075,016
Twilio, Inc., Cl. A	325,747	[a]	20,753,341
			281,508,130
Technology Hardware & Equipment - 8.3%
Apple, Inc.	645,368		121,245,286

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.7% (continued)
Transportation - 1.3%
Uber Technologies, Inc.		389,319	[a]	18,387,536
Total Common Stocks (cost $808,179,592)				1,411,396,977
	1-Day Yield (%)
Investment Companies - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $48,056,609)	5.41	48,056,609	[c]	48,056,609

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,198,391)	5.41	2,198,391	[c]	2,198,391
Total Investments (cost $858,434,592)		100.2%		1,461,651,977
Liabilities, Less Cash and Receivables		(.2%)		(2,451,143)
Net Assets		100.0%		1,459,200,834

a Non-income producing security.

b Security, or portion thereof, on loan. At August 31, 2023, the value of the fund’s securities on loan was $13,093,818 and the value of the collateral was $13,180,660, consisting of cash collateral of $2,198,391 and U.S. Government & Agency securities valued at $10,982,269. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	36.1
Health Care	17.8
Consumer Discretionary	11.7
Communication Services	9.6
Industrials	9.2
Energy	4.5
Financials	3.5
Investment Companies	3.5
Real Estate	1.9
Materials	1.6
Consumer Staples	.8
100.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 2/28/2023	Purchases ($)†	Sales ($)	Value ($) 8/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.3%	32,773,770	187,520,604	(172,237,765)	48,056,609	1,281,304
Investment of Cash Collateral for Securities Loaned - .2%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	-	9,789,790	(7,591,399)	2,198,391	3,300	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	9,824,019	56,197,085	(66,021,104)	-	9,556	†††
Total - 3.5%	42,597,789	253,507,479	(245,850,268)	50,255,000	1,294,160

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,093,818)—Note 1(c):
Unaffiliated issuers	808,179,592	1,411,396,977
Affiliated issuers	50,255,000	50,255,000
Dividends and securities lending income receivable		1,017,369
Receivable for shares of Common Stock subscribed		340,047
Prepaid expenses		78,406
		1,463,087,799
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,021,320
Liability for securities on loan—Note 1(c)		2,198,391
Payable for shares of Common Stock redeemed		512,659
Directors’ fees and expenses payable		18,222
Other accrued expenses		136,373
		3,886,965
Net Assets ($)		1,459,200,834
Composition of Net Assets ($):
Paid-in capital		862,179,920
Total distributable earnings (loss)		597,020,914
Net Assets ($)		1,459,200,834

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	623,005,769	4,628,602	171,639,550	92,340,211	567,586,702
Shares Outstanding	39,953,728	371,481	10,866,325	5,867,173	34,904,255
Net Asset Value Per Share ($)	15.59	12.46	15.80	15.74	16.26

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $18,073 foreign taxes withheld at source):
Unaffiliated issuers	2,993,338
Affiliated issuers	1,281,304
Interest	40,265
Income from securities lending—Note 1(c)	12,856
Total Income	4,327,763
Expenses:
Management fee—Note 3(a)	5,151,808
Shareholder servicing costs—Note 3(c)	1,261,054
Directors’ fees and expenses—Note 3(d)	57,082
Professional fees	53,857
Registration fees	45,560
Prospectus and shareholders’ reports	34,620
Distribution fees—Note 3(b)	16,685
Loan commitment fees—Note 2	13,182
Chief Compliance Officer fees—Note 3(c)	10,698
Custodian fees—Note 3(c)	9,036
Miscellaneous	30,408
Total Expenses	6,683,990
Less—reduction in expenses due to undertaking—Note 3(a)	(374,885)
Less—reduction in fees due to earnings credits—Note 3(c)	(83,601)
Net Expenses	6,225,504
Net Investment (Loss)	(1,897,741)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	32,798,373
Net change in unrealized appreciation (depreciation) on investments	227,042,525
Net Realized and Unrealized Gain (Loss) on Investments	259,840,898
Net Increase in Net Assets Resulting from Operations	257,943,157

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2023 (Unaudited)	Year Ended February 28, 2023
Operations ($):
Net investment (loss)	(1,897,741)	(5,595,419)
Net realized gain (loss) on investments	32,798,373	21,903,068
Net change in unrealized appreciation (depreciation) on investments	227,042,525	(357,213,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	257,943,157	(340,905,745)
Distributions ($):
Distributions to shareholders:
Class A	(17,567,196)	(77,354,382)
Class C	(163,156)	(1,011,536)
Class I	(4,940,050)	(22,818,287)
Class Y	(2,049,283)	(27,186,644)
Class Z	(15,146,503)	(65,842,542)
Total Distributions	(39,866,188)	(194,213,391)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,612,022	14,616,491
Class C	248,190	646,285
Class I	29,517,851	43,087,767
Class Y	27,581,912	49,317,759
Class Z	337,882	1,321,735
Distributions reinvested:
Class A	16,647,634	72,696,358
Class C	143,597	892,399
Class I	4,092,996	18,505,466
Class Y	768,002	5,573,411
Class Z	14,368,215	62,276,419
Cost of shares redeemed:
Class A	(40,355,775)	(82,370,851)
Class C	(760,863)	(4,582,173)
Class I	(30,748,090)	(104,109,877)
Class Y	(12,928,785)	(189,176,334)
Class Z	(22,655,410)	(54,567,216)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,130,622)	(165,872,361)
Total Increase (Decrease) in Net Assets	209,946,347	(700,991,497)
Net Assets ($):
Beginning of Period	1,249,254,487	1,950,245,984
End of Period	1,459,200,834	1,249,254,487

	Six Months Ended August 31, 2023 (Unaudited)	Year Ended February 28, 2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	381,404	1,041,223
Shares issued for distributions reinvested	1,095,960	5,903,691
Shares redeemed	(2,757,924)	(6,032,243)
Net Increase (Decrease) in Shares Outstanding	(1,280,560)	912,671
Class Ca,b
Shares sold	21,188	57,442
Shares issued for distributions reinvested	11,819	89,023
Shares redeemed	(66,165)	(386,114)
Net Increase (Decrease) in Shares Outstanding	(33,158)	(239,649)
Class Ia
Shares sold	2,008,273	3,067,610
Shares issued for distributions reinvested	266,125	1,488,223
Shares redeemed	(2,069,762)	(7,504,250)
Net Increase (Decrease) in Shares Outstanding	204,636	(2,948,417)
Class Ya
Shares sold	1,820,687	3,597,228
Shares issued for distributions reinvested	50,131	450,094
Shares redeemed	(907,095)	(14,527,288)
Net Increase (Decrease) in Shares Outstanding	963,723	(10,479,966)
Class Zb
Shares sold	22,145	91,201
Shares issued for distributions reinvested	907,657	4,867,093
Shares redeemed	(1,497,484)	(3,839,091)
Net Increase (Decrease) in Shares Outstanding	(567,682)	1,119,203

[a]

During the period ended August 31, 2023, 41,092 Class Y shares representing $623,044 were exchanged for 40,952 Class I shares, 19,642 Class Z shares representing $311,332 were exchanged for 20,203 Class I shares and 5,431 Class Z shares representing $88,250 were exchanged for 5,661 Class A shares. During the period ended February 28, 2023, 89,510 Class Y shares representing $1,271,303 were exchanged for 89,203 Class I shares, 15,849 Class A shares representing $200,930 were exchanged for 15,694 Class I shares and 14,730 Class Z shares representing $291,218 were exchanged for 15,223 Class A shares.

[b]

During the period ended August 31, 2023, 3,175 Class C shares representing $36,860 were automatically converted to 2,556 Class A shares and during the period ended February 28, 2023, 14,173 Class C shares representing $173,177 were automatically converted to 11,657 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
August 31, 2023		Year Ended February 28/29,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.26	18.48	20.76	14.68	14.81	15.87
Investment Operations:
Net investment income (loss)[a]	(.03)	(.07)	(.12)	(.07)	.01	.02
Net realized and unrealized gain (loss) on investments	2.80	(3.19)	.90	7.76	1.34	1.37
Total from Investment Operations	2.77	(3.26)	.78	7.69	1.35	1.39
Distributions:
Dividends from net investment income	(.44)	-	-	-	(.00)[b]	(.00)[b]
Dividends from net realized gain on investments	-	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Total Distributions	(.44)	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Net asset value, end of period	15.59	13.26	18.48	20.76	14.68	14.81
Total Return (%)[c]	20.98[d]	(16.69)	2.36	53.57	9.04	10.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[e]	1.12	1.10	1.11	1.13	1.12
Ratio of net expenses to average net assets	1.02[e]	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income (loss) to average net assets	(.39)[e]	(.50)	(.57)	(.36)	.06	.15
Portfolio Turnover Rate	13.80[d]	30.98	31.62	43.02	55.27	42.75
Net Assets, end of period ($ x 1,000)	623,006	546,838	745,223	784,451	551,332	557,597

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
August 31, 2023		Year Ended February 28/29,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.71	15.52	18.00	12.98	13.34	14.64
Investment Operations:
Net investment (loss)[a]	(.07)	(.15)	(.24)	(.17)	(.09)	(.09)
Net realized and unrealized gain (loss) on investments	2.26	(2.70)	.82	6.80	1.21	1.24
Total from Investment Operations	2.19	(2.85)	.58	6.63	1.12	1.15
Distributions:
Dividends from net realized gain on investments	(.44)	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Net asset value, end of period	12.46	10.71	15.52	18.00	12.98	13.34
Total Return (%)[b]	20.55[c]	(17.31)	1.56	52.39	8.27	9.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[d]	1.92	1.86	1.87	1.87	1.84
Ratio of net expenses to average net assets	1.76[d]	1.78	1.78	1.78	1.78	1.78
Ratio of net investment (loss) to average net assets	(1.14)[d]	(1.27)	(1.32)	(1.10)	(.69)	(.61)
Portfolio Turnover Rate	13.80[c]	30.98	31.62	43.02	55.27	42.75
Net Assets, end of period ($ x 1,000)	4,629	4,334	10,002	15,830	25,957	34,570

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2023		Year Ended February 28/29,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.41	18.62	20.85	14.73	14.86	15.91
Investment Operations:
Net investment income (loss)[a]	(.01)	(.04)	(.07)	(.02)	.05	.06
Net realized and unrealized gain (loss) on investments	2.84	(3.21)	.90	7.79	1.34	1.38
Total from Investment Operations	2.83	(3.25)	.83	7.77	1.39	1.44
Distributions:
Dividends from net investment income	(.44)	-	-	(.04)	(.04)	(.04)
Dividends from net realized gain on investments	-	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Total Distributions	(.44)	(1.96)	(3.06)	(1.65)	(1.52)	(2.49)
Net asset value, end of period	15.80	13.41	18.62	20.85	14.73	14.86
Total Return (%)	21.19[b]	(16.50)	2.66	53.92	9.25	10.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.85	.82	.84	.85	.85
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.78	.78
Ratio of net investment income (loss) to average net assets	(.14)[c]	(.26)	(.32)	(.11)	.31	.39
Portfolio Turnover Rate	13.80[b]	30.98	31.62	43.02	55.27	42.75
Net Assets, end of period ($ x 1,000)	171,640	142,996	253,415	284,607	205,676	287,626

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
August 31, 2023		Year Ended February 28/29,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.37	18.56	20.79	14.70	14.82	15.88
Investment Operations:
Net investment income (loss)[a]	(.01)	(.04)	(.07)	(.02)	.05	.06
Net realized and unrealized gain (loss) on investments	2.82	(3.19)	.90	7.76	1.35	1.37
Total from Investment Operations	2.81	(3.23)	.83	7.74	1.40	1.43
Distributions:
Dividends from net investment income	(.44)	-	-	(.04)	(.04)	(.04)
Dividends from net realized gain on investments	-	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Total Distributions	(.44)	(1.96)	(3.06)	(1.65)	(1.52)	(2.49)
Net asset value, end of period	15.74	13.37	18.56	20.79	14.70	14.82
Total Return (%)	21.11[b]	(16.44)	2.61	53.90	9.34	10.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.80	.78	.80	.79	.78
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.78	.78
Ratio of net investment income (loss) to average net assets	(.14)[c]	(.29)	(.33)	(.10)	.31	.39
Portfolio Turnover Rate	13.80[b]	30.98	31.62	43.02	55.27	42.75
Net Assets, end of period ($ x 1,000)	92,340	65,538	285,559	371,053	325,886	306,588

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2023		Year Ended February 28/29,
Class Z Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.80	19.10	21.32	15.04	15.14	16.17
Investment Operations:
Net investment income (loss)[a]	(.02)	(.05)	(.08)	(.03)	.04	.05
Net realized and unrealized gain (loss) on investments	2.92	(3.29)	.92	7.95	1.37	1.40
Total from Investment Operations	2.90	(3.34)	.84	7.92	1.41	1.45
Distributions:
Dividends from net investment income	(.44)	-	-	(.03)	(.03)	(.03)
Dividends from net realized gain on investments	-	(1.96)	(3.06)	(1.61)	(1.48)	(2.45)
Total Distributions	(.44)	(1.96)	(3.06)	(1.64)	(1.51)	(2.48)
Net asset value, end of period	16.26	13.80	19.10	21.32	15.04	15.14
Total Return (%)	21.10[b]	(16.56)	2.59	53.88	9.20	10.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88[c]	.88	.84	.87	.88	.88
Ratio of net expenses to average net assets	.83[c]	.84	.83	.83	.84	.85
Ratio of net investment income (loss) to average net assets	(.20)[c]	(.32)	(.37)	(.16)	.25	.32
Portfolio Turnover Rate	13.80[b]	30.98	31.62	43.02	55.27	42.75
Net Assets, end of period ($ x 1,000)	567,587	489,549	656,046	688,588	481,227	482,764

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Research Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited ( “NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,411,396,978	-	-	1,411,396,978
Investment Companies	50,255,000	-	-	50,255,000

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of August 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2023, BNY Mellon earned $1,753 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended February 28, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2023 was as follows: long-term capital gains $194,213,391. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the Adviser will bear such excess expense. During the period ended August 31, 2023, there were no reimbursements pursuant to the Agreements.

In addition, the Adviser has contractually agreed, from March 1, 2023 through June 30, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after June 30, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $374,885 during the period ended August 31, 2023.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended August 31, 2023, the Distributor retained $4,636 from commissions earned on sales of the fund’s Class A shares, $250 and $31 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2023, Class C shares were charged $16,685 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2023, Class A, Class C and Class Z shares were charged $744,226, $5,562 and $166,731, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2023, the fund was charged $111,123 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $83,601.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2023, the fund was charged $9,036 pursuant to the custody agreement.

During the period ended August 31, 2023, the fund was charged $10,698 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $904,313, Distribution Plan fees of $2,858 Shareholder Services Plan fees of $162,854, Custodian fees of $10,000, and Chief Compliance Officer fees of $3,168, which are offset against an expense reimbursement currently in effect in the amount of $61,873.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2023, amounted to $182,647,378 and $241,819,076, respectively.

At August 31, 2023, accumulated net unrealized appreciation on investments was $603,217,385, consisting of $688,737,091 gross unrealized appreciation and $85,519,706 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At August 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

performance of a group of institutional large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above or at the Performance Group median for all periods, except for the one-, two-, and ten-year periods when the fund’s total return performance was below the Performance Group median, and was below the Performance Universe median for all periods, except the three- and five-year periods when the fund’s total return performance was above the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Advisers the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during certain periods under review and considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians during such periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until June 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the

Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Research Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC

BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DWOAX Class C: DWOCX Class I: DWOIX Class Y: DRYQX Class Z: DREQX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6232SA0823

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Research Growth Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: October 23, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: October 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)